UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2006

TORREYPINES THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25571	86-0883978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 623-5665

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.              Changes in Registrant’s Certifying Accountant.

Prior to consummation on October 3, 2006 of the business combination between TorreyPines Therapeutics, Inc., a Delaware corporation (formerly Axonyx, Inc.) (“Registrant”), and TPTX, Inc., a private Delaware corporation (“TPTX”), Registrant utilized Eisner LLP, as Registrant’s independent registered public accounting firm.  Prior to consummation of the business combination, TPTX utilized Ernst & Young LLP as its independent registered public accounting firm.

Because TPTX’s stockholders owned approximately 58% of Registrant’s common stock immediately following consummation of the business combination, TPTX’s designees to the combined company’s board of directors represented a majority of the combined company’s directors and TPTX’s senior management represented the initial senior management of the combined company, TPTX was deemed to be the acquiring company for accounting purposes.

(a) Previous Independent Registered Public Accounting Firm

On December 11, 2006, Registrant dismissed its current independent registered public accounting firm, Eisner LLP and engaged Ernst & Young LLP as its independent registered public accounting firm to audit the financial statements for its fiscal year ending December 31, 2006. The dismissal of Eisner LLP and the engagement of Ernst & Young LLP were approved by the Audit Committee of the Board of Directors of Registrant.

The audit reports of Eisner LLP on the financial statements of the Registrant as of and for the two fiscal years ended December 31, 2005 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant’s two fiscal years ended December 31, 2005, and during the subsequent interim period preceding the dismissal of Eisner LLP, there was no disagreement between the Registrant and Eisner LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Eisner LLP’s satisfaction, would have caused Eisner LLP to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Registrant for such years; and for the same periods there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Registrant provided Eisner LLP with a copy of the foregoing disclosures and requested that Eisner LLP furnish the Registrant with a letter addressed to the SEC stating whether or not it agrees with the above statements. A letter from Eisner LLP to the Securities and Exchange Commission, dated December 13, 2006, is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On December 11, 2006, the Audit Committee of the Board of Directors of Registrant selected Ernst & Young LLP as its new independent registered public accounting firm to audit the Registrant’s financial statements for the year ending December 31, 2006.  During the Registrant’s two fiscal years ended December 31, 2005, and during the subsequent interim period preceding the engagement of Ernst & Young LLP, the Registrant did not consult with Ernst & Young LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Registrant’s financial statements, or any other matters or reportable events described in Item 304(a)(2)(ii) of Regulation S-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from Eisner LLP to the Securities and Exchange Commission, dated December 13, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORREYPINES THERAPEUTICS, INC.

Date: December 13, 2006
	By:	/s/ Craig Johnson
	Name:	Craig Johnson
	Title:	Vice President, Finance and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Eisner LLP to the Securities and Exchange Commission, dated December 13, 2006.